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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 24, 1996

                             APPLIED MATERIALS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      0-6920                       94-1655526
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(State or other jurisdiction   (Commission File Number)         (IRS employer
of Incorporation)                                               identification
                                                                    number)

3050 Bowers Avenue, Santa Clara, California                         95054-3299
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code               (408) 727-5555


                                  Inapplicable
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(Former name or former address, if changed since last report)
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ITEM 5.           OTHER EVENTS

         On November 24, 1996, the Company announced that it entered into an agreement to acquire Opal, Inc., a supplier of CD-SEM (critical dimension scanning electron microscope) systems for use in semiconductor manufacturing, for approximately $175 million. The Company will tender an offer for any and all outstanding shares of Opal's common stock at $18.50 per share net to the seller in cash. Opal's revenues for the 12-month period ended September 30, 1996 were $62 million.

         On the same day, the Company also announced that it entered into an agreement to acquire Orbot Instruments, Ltd., a supplier of wafer and reticle inspection systems for use in the production of semiconductors, for approximately $110 million in cash. Orbot's revenues for the 12-month period ended September 30, 1996 were $36 million.

         These two acquisitions would mark the Company's entry into the metrology and inspection semiconductor equipment market. Each acquisition has been approved by the boards of directors of the respective companies, and both transactions are expected to be completed during the Company's first fiscal quarter of 1997 ending January 26, 1997. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits


                  Exhibit Number       Exhibit
                  --------------       -------

                      99.1 Press Release, dated November 24, 1996, announcing Applied Materials, Inc.'s agreements to acquire Opal, Inc. and Orbot Instruments, Ltd.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 17, 1996



                                              APPLIED MATERIALS, INC.
                                                   (Registrant)



                                              By:  /s/ Gerald F. Taylor
                                                   ----------------------------
                                                   Gerald F. Taylor
                                                   Senior Vice
                                                   President and
                                                   Chief Financial
                                                   Officer
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                                  EXHIBIT INDEX



Exhibit Number                    Exhibit
--------------                    -------

    99.1 Press Release, dated November 24, 1996, announcing Applied Materials, Inc.'s agreements to acquire Opal, Inc. and Orbot Instruments, Ltd.